OLD MUTUAL INSURANCE SERIES FUND

Supplement Dated May 17, 2006

This Supplement updates certain information contained in the currently effective Prospectus for Old Mutual Insurance Series Fund (the “Trust”), dated April 4, 2006. You should retain your Prospectus and current supplements for future reference. You may obtain an additional copy of a Prospectus and all current supplements, free of charge, by calling 1-800-433-0051 or via the Internet at www.omfunds.com.

At a meeting of shareholders of the Trust held on April 19, 2006, shareholders of the series funds of the Trust (each a “Portfolio”) approved the following proposals:

1.

Shareholders of the Trust elected four trustees, Leigh A. Wilson, John R. Bartholdson, Jettie M. Edwards and Albert A. Miller, each of which will serve as a trustee of the Trust until the meeting of shareholders to be held in 2010 or their earlier retirement or removal;

2.	Shareholders of each Portfolio approved a new management agreement with Old Mutual Capital, Inc. (“Old Mutual Capital”);
3.	Shareholders of the Portfolios approved new investment sub-advisory agreements with the sub-advisers identified below:
	Portfolio	Sub-Adviser(s)
a.	Old Mutual Columbus Circle Technology and Communications Portfolio	Columbus Circle Investors
b.	Old Mutual Growth II Portfolio	Munder Capital Management and Turner Investment Partners (“Turner”)
c.	Old Mutual Large Cap Growth Portfolio	CastleArk Management, LLC (“CastleArk”) and Turner Investment Partners, Inc. (“Turner Investment Partners”)
d.	Old Mutual Large Cap Growth Concentrated Portfolio	CastleArk and Turner
e.	Old Mutual Mid-Cap Portfolio	Liberty Ridge Capital, Inc. (“Liberty Ridge”)
f.	Old Mutual Select Value Portfolio	Liberty Ridge

g.	Old Mutual Small Cap Portfolio	Eagle Asset Management, Inc. and Liberty Ridge
h.	Old Mutual Small Cap Growth Portfolio	Copper Rock Capital Partners LLC

4.

Shareholders of the Old Mutual Columbus Circle Technology and Communications Portfolio, Old Mutual Growth II Portfolio, Old Mutual Large Cap Growth Portfolio, Old Mutual Large Cap Growth Concentrated Portfolio and Old Mutual Small Cap Portfolio approved a proposal that will permit Old Mutual Capital, the investment adviser of these Portfolios, to hire unaffiliated sub-advisers or modify sub-advisory agreements with such sub-advisers upon approval of the Board of Trustees of the Trust, including the independent trustees, and upon notification to shareholders, but without shareholder approval.

Old Mutual Capital had been serving as interim investment adviser to each Portfolio since January 1, 2006. Each sub-adviser had been serving as interim investment sub-adviser to the above identified Portfolio or Portfolios since January 1, 2006. A description of Old Mutual Capital, each sub-adviser and the portfolio managers for each Portfolio are contained in the current Prospectus.

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Distributor: Old Mutual Investment Partners, Member NASD, SIPC

D-06-279 05/2006